SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 29, 2002



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Maryland                    0-20879                   95-4580642
           --------                    -------                   ----------
(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)                   Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated November 29, 2002, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.
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     (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number          Description
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99.1            Press release dated  November 29, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 29, 2002                       PYR ENERGY CORPORATION



                                               By:/s/Andrew P. Calerich
                                               ------------------------
                                               Andrew P. Calerich
                                               Chief Financial Officer